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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 3, 2006


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2006, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-10N)

                        Lehman XS Trust, Series 2006-10N
             ------------------------------------------------------
                                (Issuing Entity)

                     Structured Asset Securities Corporation
             ------------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

                          Lehman Brothers Holdings Inc.
             ------------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                     Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                 333-129480              74-2440850
          --------                 ----------              ----------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
      Of Incorporation)           File Number)         Identification No.)

          745 Seventh Avenue, 7th Floor
                  New York, NY                                  10019
                  -------------                              ----------
     (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 526-7000

                                    No Change
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

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ITEM 6.02.    Change of Servicer or Trustee.

         This Current Report on Form 8-K is being filed to disclose a servicing transfer from SunTrust Mortgage, Inc. ("SunTrust") to GMAC Mortgage Corporation ("GMACM") of the mortgage loans serviced pursuant to the Flow Interim Servicing Agreement for Fixed and Adjustable Rate Residential Mortgage Loans, Group No. 2006-FLOW, dated as of May 18, 2006, between Lehman Capital, a Division of Lehman Brothers Holdings Inc. and SunTrust, as reconstituted by the Reconstituted Servicing Agreement, dated as of June 1, 2006, by and between Lehman Brothers Holdings Inc. ("LBH") and SunTrust (the "Mortgage Loans"). As of July 3, 2006, the Mortgage Loans are serviced by GMAC pursuant to the Securitization Servicing Agreement, dated as of June 1, 2006, by and among GMAC, as Servicer, Aurora Loan Services LLC, as Master Servicer, and LBH, as Seller, as described in the Prospectus Supplement dated June 29, 2006 (the "Prospectus Supplement") to the Prospectus dated June 2, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STRUCTURED ASSET SECURITIES
                                         CORPORATION


                                         By:      /s/ Michael C. Hitzmann
                                                  -----------------------
                                         Name:    Michael C. Hitzmann
                                         Title:   Senior Vice President

Date:  July 5, 2006